UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-4 Mortgage Pass-Through Certificates, Series 2002-4)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-68812-04                 13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-4 Mortgage Pass-through Certificates, Series 2002-4 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-4
Mortgage Pass-Through Certificates, Series 2002-4
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2002-4
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       164,250,000.00    70,049,081.78    25,474,591.06     182,069.24    25,656,660.30      0.00        0.00       44,574,490.72
A1B       135,028,000.00   135,028,000.00             0.00     543,037.61       543,037.61      0.00        0.00      135,028,000.00
A2A       123,800,000.00             0.00             0.00           0.00             0.00      0.00        0.00                0.00
A2B       207,900,000.00   138,655,381.27    31,670,816.72     429,716.14    32,100,532.86      0.00        0.00      106,984,564.55
A2C       211,729,000.00   211,729,000.00             0.00     992,656.13       992,656.13      0.00        0.00      211,729,000.00
B1         10,409,000.00    10,363,178.39        11,798.48      59,759.06        71,557.54      0.00        0.00       10,351,379.91
B2          5,638,000.00     5,613,180.88         6,390.60      32,368.30        38,758.90      0.00        0.00        5,606,790.28
B3          3,470,000.00     3,454,724.66         3,933.20      19,921.60        23,854.80      0.00        0.00        3,450,791.46
B4          1,735,000.00     1,727,362.33         1,966.60       9,960.80        11,927.40      0.00        0.00        1,725,395.73
B5          1,301,000.00     1,295,272.85         1,474.67       7,469.17         8,943.84      0.00        0.00        1,293,798.18
B6          2,169,467.00     2,074,942.92         2,362.32      11,965.12        14,327.44      0.00        0.00        2,072,580.60
R1                100.00             0.00             0.00           0.00             0.00      0.00        0.00                0.00
R2                100.00             0.00             0.00           0.00             0.00      0.00        0.00                0.00
R3                100.00             0.00             0.00           0.00             0.00      0.00        0.00                0.00
TOTALS    867,429,767.00   579,990,125.08    57,173,333.65   2,288,923.17    59,462,256.82      0.00        0.00      522,816,791.43

X1        299,278,000.00   205,077,081.78             0.00     422,544.77       422,544.77      0.00        0.00      179,602,490.72
X2        543,429,000.00   350,384,381.27             0.00     631,134.70       631,134.70      0.00        0.00      318,713,564.55
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A2A       36229RCM9       0.00000000    0.00000000     0.00000000      0.00000000            0.00000000    A2A         2.567000 %
A2B       36229RCN7     666.93305084  152.33678076     2.06693670    154.40371746          514.59627008    A2B         3.719000 %
A2C       36229RCP2   1,000.00000000    0.00000000     4.68833334      4.68833334        1,000.00000000    A2C         5.626000 %
B1        36229RCS6     995.59788548    1.13348833     5.74109521      6.87458353          994.46439716    B1          6.919776 %
B2        36229RCT4     995.59788578    1.13348705     5.74109613      6.87458319          994.46439872    B2          6.919776 %
B3        36229RCU1     995.59788473    1.13348703     5.74109510      6.87458213          994.46439769    B3          6.919776 %
B4        36229RCY3     995.59788473    1.13348703     5.74109510      6.87458213          994.46439769    B4          6.919776 %
B5        36299RCZ0     995.59788624    1.13348962     5.74109915      6.87458878          994.46439662    B5          6.919776 %
B6        36229RDA4     956.42981433    1.08889418     5.51523485      6.60412903          955.34092014    B6          6.919776 %
R1        36229RCV9       0.00000000    0.00000000     0.00000000      0.00000000            0.00000000    R1          7.053500 %
R2        36229RCW7       0.00000000    0.00000000     0.00000000      0.00000000            0.00000000    R2          7.053500 %
R3        36229RCX5       0.00000000    0.00000000     0.00000000      0.00000000            0.00000000    R3          7.053500 %
TOTALS                  668.63064555   65.91119630     2.63874178     68.54993808          602.71944925

X1        36229RCQ0     685.23941546    0.00000000     1.41188049      1.41188049          600.11925608    X1          2.472503 %
X2        36229RCR8     644.76570310    0.00000000     1.16139312      1.16139312          586.48611787    X2          2.161517 %
----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

    Aggregate Beginning Scheduled Mortgage Principal Balance
                            Group 1                               213,816,105.59
                            Group 2                               366,174,019.49
                            Total                                 579,990,125.08

    Aggregate Ending Scheduled Mortgage Principal Balance
                            Group 1                               188,330,953.85
                            Group 2                               334,485,837.58
                            Total                                 522,816,791.43

    Beginning Number of Mortgage Loans
                            Group 1                                          504
                            Group 2                                          745
                            Total                                          1,249

    Ending Number of Mortgage Loans
                            Group 1                                          444
                            Group 2                                          685
                            Total                                          1,129

    Total Available Distrbution Amount                             60,515,936.27

    Principal Distrbution Amount Per Group
    Aggregate Principal Distrbution Amount Group 1                 25,485,151.74
    Aggregate Principal Distrbution Amount Group 2                 31,688,181.91
    Total                                                          57,173,333.65

    Scheduled Principal Amount
                            Group 1                                   258,386.35
                            Group 2                                   402,712.28
                            Total                                     661,098.63

    Total Prepayment Amount                                        56,512,235.02
    Prepaid Principal Group 1                                      25,226,765.39
    Prepaid Principal Group 2                                      31,285,469.63

    Total Liquidation Proceeds                                              0.00
    Liquidation Proceeds Group 1                                            0.00
    Liquidation Proceeds Group 2                                            0.00

    Total Repurchases                                                       0.00
    Repurchases Group 1                                                     0.00
    Repurchases Group 2                                                     0.00

    Total Condemnation Proceeds                                             0.00
    Condemnation Proceeds Group 1                                           0.00
    Condemnation Proceeds Group 2                                           0.00

    Total Insurance Proceeds                                                0.00
    Insurance Proceeds Group 1                                              0.00
    Insurance Proceeds Group 2                                              0.00

    Service Fee                                                       124,446.19
    Trustee Fee                                                         3,624.94

    Current Advances                                                        0.00
    Aggregate Advances                                                      0.00

    Soldiers and Sailors Relief Act Amount                                  0.00
    Class A1A Soldiers and Sailors Interest Reduction Amount                0.00
    Class A1B Soldiers and Sailors Interest Reduction Amount                0.00
    Class A2A Soldiers and Sailors Interest Reduction Amount                0.00
    Class A2B Soldiers and Sailors Interest Reduction Amount                0.00
    Class A2C Soldiers and Sailors Interest Reduction Amount                0.00
    Class X1 Soldiers and Sailors Interest Reduction Amount                 0.00
    Class X2 Soldiers and Sailors Interest Reduction Amount                 0.00
    Class B1 Soldiers and Sailors Interest Reduction Amount                 0.00
    Class B2 Soldiers and Sailors Interest Reduction Amount                 0.00
    Class B3 Soldiers and Sailors Interest Reduction Amount                 0.00
    Class B4 Soldiers and Sailors Interest Reduction Amount                 0.00
    Class B5 Soldiers and Sailors Interest Reduction Amount                 0.00
    Class B6 Soldiers and Sailors Interest Reduction Amount                 0.00

    Prepayment Interest Shortfall Amount                                    0.00
    Class A1A Prepayment Interest Shortfall Reduction Amount                0.00
    Class A1B Prepayment Interest Shortfall Reduction Amount                0.00
    Class A2A Prepayment Interest Shortfall Reduction Amount                0.00
    Class A2B Prepayment Interest Shortfall Reduction Amount                0.00
    Class A2C Prepayment Interest Shortfall Reduction Amount                0.00
    Class X1 Prepayment Interest Shortfall Reduction Amount                 0.00
    Class X2 Prepayment Interest Shortfall Reduction Amount                 0.00
    Class B1 Prepayment Interest Shortfall Reduction Amount                 0.00
    Class B2 Prepayment Interest Shortfall Reduction Amount                 0.00
    Class B3 Prepayment Interest Shortfall Reduction Amount                 0.00
    Class B4 Prepayment Interest Shortfall Reduction Amount                 0.00
    Class B5 Prepayment Interest Shortfall Reduction Amount                 0.00
    Class B6 Prepayment Interest Shortfall Reduction Amount                 0.00


    Scheduled Gross Interest Amount Collected
                            Group 1                                 1,242,438.28
                            Group 2                                 2,228,235.47
                            Total                                   3,470,673.75

                            Current Realized Loss                           0.00
                            Realized Loss Group 1                           0.00
                            Realized Loss Group 2                           0.00

                            Cummulative Realized Loss                  84,973.83
                            Realized Loss Group 1                           0.00
                            Realized Loss Group 2                      84,973.83

    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                           Group 1
                                                                     Principal
                           Period                Number                Balance              Percentage
                          30-59 days                      0                     0.00                  0.00 %
                          60-89 days                      0                     0.00                  0.00 %
                          90+days                         0                     0.00                  0.00 %
                          Total                       0                         0.00                  0.00 %
                           Group 2
                                                                     Principal
                           Period                Number                Balance              Percentage
                          30-59 days                      2               827,015.82                  0.25 %
                          60-89 days                      0                     0.00                  0.00 %
                          90+days                         0                     0.00                  0.00 %
                           Total                          2               827,015.82                  0.25 %
                           Group Totals
                                                                     Principal
                           Period                Number                Balance              Percentage
                          30-59 days                      2               827,015.82                  0.16 %
                          60-89 days                      0                     0.00                  0.00 %
                          90+days                         0                     0.00                  0.00 %
                           Total                          2               827,015.82                  0.16 %

    Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %
                           Group 2
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %
                          Group Totals
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %

    Number and Aggregate Principal Amounts of Bankruptcy Loans
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %
                           Group 2
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %
                          Group Totals
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %

    Number and Aggregate Principal Amounts of REO Loans
                           Group 1
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %
                           Group 2
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %
                          Group Totals
                                                Principal
                           Number               Balance                Percentage
                                     0                    0.00                  0.00 %

    Current Interest Shortfall per Class
                            Current Interest Shortfall A1A                                           0.00
                            Current Interest Shortfall A1B                                           0.00
                            Current Interest Shortfall A2A                                           0.00
                            Current Interest Shortfall A2B                                           0.00
                            Current Interest Shortfall A2C                                           0.00
                            Current Interest Shortfall X1                                            0.00
                            Current Interest Shortfall X2                                            0.00
                            Current Interest Shortfall B1                                            0.00
                            Current Interest Shortfall B2                                            0.00
                            Current Interest Shortfall B3                                            0.00
                            Current Interest Shortfall B4                                            0.00
                            Current Interest Shortfall B5                                            0.00
                            Current Interest Shortfall B6                                            0.00

    Interest Shortfall Outstanding per Class
                            Total Interest Shortfall Outstanding A1A                                 0.00
                            Total Interest Shortfall Outstanding A1B                                 0.00
                            Total Interest Shortfall Outstanding A2A                                 0.00
                            Total Interest Shortfall Outstanding A2B                                 0.00
                            Total Interest Shortfall Outstanding X1                                  0.00
                            Total Interest Shortfall Outstanding X2                                  0.00
                            Total Interest Shortfall Outstanding A2C                                 0.00
                            Total Interest Shortfall Outstanding B1                                  0.00
                            Total Interest Shortfall Outstanding B2                                  0.00
                            Total Interest Shortfall Outstanding B3                                  0.00
                            Total Interest Shortfall Outstanding B4                                  0.00
                            Total Interest Shortfall Outstanding B5                                  0.00
                            Total Interest Shortfall Outstanding B6                                  0.00

                            Group 1 Senior Percentage                                             95.91 %
                            Group 1 Senior Prepayment Percentage                                 100.00 %
                            group 1 Subordinate Percentage                                         4.09 %

                            Group 2 Senior Percentage                                             95.69 %
                            Group 2 Senior Prepayment Percentage                                 100.00 %
                            Group 2 Subordinate Percentage                                         4.31 %

                              Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
